EXHIBIT 10.12

FOURTH AMENDMENT TO ASSET PURCHASE AGREEMENT
THIS FOURTH AMENDMENT TO ASSET PURCHASE AGREEMENT (this “Amendment”) is entered into as of October 17, 2016 by and between HANNIE DEVELOPMENT, INC., a Louisiana business corporation (“Seller”), and SENIORS INVESTMENTS II, LLC a Delaware limited liability company (“Buyer”).
WHEREAS, Seller and Buyer previously entered into that certain Asset Purchase Agreement (the “Original Agreement”, and as amended from time to time, the “Agreement”) dated as of March 31, 2016 with respect to certain premises commonly known as “Rosewood Retirement & Assisted Living” located in the City of Lafayette, Louisiana, more particularly described on Schedule 3.1(a) to the Agreement.
WHEREAS, the parties desire to make certain modifications to the Agreement as are more particularly described herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.    Defined Terms. All capitalized terms used and not defined herein shall have the meanings given to them in the Agreement.
2.    Extension of the Study Period. The definition of “Study Period” (as defined in Section 12.1 of the Agreement) shall be amended in its entirety to mean “the period beginning on the Effective Date and ending at 11:59 PM PST on November 11, 2016” such that the Study Period shall expire at 11:59 PM PST on November 11, 2016. All references in the Agreement to the “expiration of the Study Period” shall be deemed to occur at 11:59 PM PST on November 11, 2016.
3.    Closing Date. Clause (A) of the third sentence of Section 5.1 of the Agreement is hereby deleted and replaced in its entirety with the following: “on November 30, 2016”.
4.    Other Portfolio Closing Condition. Section 13.1(s) of the Agreement is hereby deleted in its entirety.
5.    Except as expressly modified hereby, the Agreement is hereby ratified and shall remain in full force and effect, enforceable in accordance with its terms.”
6.    This Amendment may be executed in multiple counterparts, which taken together shall constitute one and the same instrument, and executed counterparts may be delivered via facsimile or e-mail, the parties agreeing to be bound by such delivery.
7.    In the event of any inconsistency between this Amendment and the Agreement, the terms of this Amendment shall govern.

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This Amendment has been executed as of the date and year first above written.

BUYER:

Seniors Investments II, LLC
a Delaware limited liability company

By:	/s/ Carl Mittendorff
Name:	Carl Mittendorff
Title:	Sole Member

SELLER:

Hannie Development, Inc.
a Louisiana business corporation

By:	/s/ Maurice Hannie
Name:	President Maurice Hannie
Title:	President

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